SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2013 (October 31, 2013)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant's Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company's annual stockholder meeting on October 31, 2013, stockholders elected directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.  Stockholders also ratified the selection of BDO USA LLP as the Company's independent registered certified accountants to audit the Company's financial statements as of and for the year ending December 31, 2013, and approved, on an advisory basis, the compensation paid to the Company's named executive officers.  The stockholders also approved a one (1) year frequency time period for future advisory votes by stockholders concerning compensation paid to the Company's named executive officers.  A tabulation of the matters voted on at this annual stockholder meeting is set forth below.

Proposal #1:– Election of Directors	Kathy L. Davis	Barbara D. DeBuono	Peter Kissinger	Dr. Gary Meller	Lawrence A. Siebert
For	4,102,381	3,799,133	4,121,993	3,983,415	3,980,253
Withheld/Against	31,755	155,003	12,143	150,721	153,883
Broker non-votes	3,731,397	3,911,397	3,731,397	3,731,397	3,731,397

Proposal #2-6:	Ratifying BDO USA LLP as the Company's Independent Auditors for the year ending December 31, 2013	Approve Compensation paid to the Company's named Executive Officers	Approve One Year frequency to approve Compensation paid to named Executive Officers	Vote to Adjourn Or Postpone the meeting	Vote on Other Business
For	7,838,094	3,494,733	2,159,884	7,037,329	6,064,543
Withheld/Against	15,775	489,260	1,886,660	735,471	1,706,183
Abstain	11,664	149,830	87,592	92,733	94,807
Broker non-votes	-	3,731,710	3,731,397	-	-

ITEM 7.01.                                          REGULATION FD DISCLOSURE.

On October 31, 2013, the Company issued a press release entitled "Chembio Launches DPP® HIV-Syphilis Test".   A copy of the press release is furnished herewith as Exhibit 99.1.

On October 31, 2013, the Company presented a PowerPoint Presentation to the stockholders entitled "Annual Meeting of Shareholders".   A copy of the presentation is furnished herewith as Exhibit 99.2A and Exhibit 99.2B.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	Press Release entitled "Chembio Launches DPP® HIV-Syphilis Test" dated October 31, 2013.
99.2A	Presentation entitled "Annual Meeting of Shareholders" dated October 31, 2013 (Word version).
99.2B	Presentation entitled "Annual Meeting of Shareholders" dated October 31, 2013 (PDF version).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 6, 2013                                                                                                      Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer